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                                                                  EXHIBIT 10.34


                 AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT

         This Amendment No. 6 to Loan and Security Agreement (this "Amendment") is made as of May 9, 1997, by and among PharmChem Laboratories, Inc. and PharmChem Laboratories Operations, Inc. (individually, a "Borrower" and collectively, the "Borrowers") and Silicon Valley Bank ("Bank").

                                    RECITALS

         A. Borrowers and Bank are parties to, among other documents, a Loan and Security Agreement dated as of November 17, 1994, as such agreement may be amended from time to time (the "Loan Agreement").

         B. Borrower and Bank desire to modify the Loan Agreement, in accordance with the terms and conditions of this Amendment.

         C. Subject to the representations and warranties of the Borrowers herein and upon the terms and conditions set forth in this Amendment, the Bank is willing to so amend the Loan Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

         SECTION 1. THE BORROWERS' REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represents and warrants that, immediately before and immediately after giving effect to this Amendment, no event shall have occurred and be continuing which constitutes an Event of Default.

         SECTION 2. AMENDMENTS TO THE LOAN AGREEMENT.

              2.1 DEFINITIONS. The definition of "Applicable Margin" in Section
1.1 of the Loan Agreement is hereby amended in its entirety as follows:

              "Applicable Margin" means: (a) in the case of an Advance under Facility A, one half of one percent (0.500%); and (b) in the case of Facility B, one percent (1.000%). Notwithstanding the foregoing, the Applicable Margin, in both cases, will increase by one half of one percent (0.500%) over the otherwise effective Applicable Margin, upon Borrowers violation of any financial covenant set forth in Sections 6.8, 6.9, 6.10, 6.11, or 6.12. The effective date of such Applicable Margin change will be the first day of the month following Bank's receipt of Borrowers financial statements showing Borrowers' violation of such financial covenant.

              2.2 Section 6.11 entitled "Cash Flow Coverage" is hereby amended in part to provide that the ratio shall now be calculated on a rolling four (4) quarter basis (rather than quarterly annualized basis) beginning as of the quarter ended March 31, 1997.

              2.3 Section 6.12 entitled "Profitability" is hereby amended in its entirety as follows:

              Borrowers shall not permit a maximum cumulative loss in excess of $750,000.00 for the quarters ending March 31, 1997 through September 30, 1997.

         SECTION 3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification to any instrument or agreement the execution and delivery of which is








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consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

         SECTION 4. EFFECTIVENESS.

              4.1. This Amendment shall be deemed to be effective as of the date first written above, provided, however, that such effectiveness is subject to the conditions precedent that Bank shall have received, in form and substance satisfactory to Bank and its counsel, the following:

              (a) The execution and deliver of a copy hereof; whether the same or different copies, by each of the Borrowers, to the Bank;

              (b) Bank's receipt of the Reaffirmation of Guaranty, executed by the Guarantor.

         SECTION 5. RELEASE AND WAIVER. EACH BORROWER HEREBY REPRESENTS AND WARRANTS TO THE BANK THAT IS HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF, AND HEREBY RELEASES BANK FROM ALL LIABILITY ARISING UNDER OR WITH RESPECT TO AND WAIVES ANY AND ALL CLAIMS, COUNTERCLAIMS, DEFENSES AND RIGHTS OF SET-OFF, AT LAW OR IN EQUITY, THAT ANY BORROWER MAY HAVE AGAINST BANK EXISTING AS OF THE DATE OF THIS AMENDMENT ARISING UNDER OR RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE LOANS CONTEMPLATED HEREBY OR THEREBY OR TO ANY ACT OR OMISSION TO ACT BY THE BANK WITH RESPECT HERETO OR THERETO.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWERS:                                      BANK:

PHARMCHEM LABORATORIES, INC.                    SILICON VALLEY BANK


BY: /s/ David A. Lattanzio                      BY: /s/ Gary Reagan
   -------------------------------                 ----------------------------
NAME: David A. Lattanzio                        NAME: Gary Reagan
     -----------------------------                   --------------------------
TITLE: Chief Financial Officer                  TITLE: Vice President
      ----------------------------                    -------------------------


PHARMCHEM LABORATORIES OPERATIONS, INC.


BY: /s/ David A. Lattanzio
   -------------------------------
NAME: David A. Lattanzio
     -----------------------------
TITLE: Chief Financial Officer
      ----------------------------